Exhibit 99.1

CEN Biotech Inc. Shares To Commence Trading on the OTCQB Venture Market®

Windsor, ON – September 7, 2022 – CEN Biotech Inc. (“CEN” or the “Company”) (OTCQB: CENBF), a global holding company focused on the development of leading-edge digital media technologies, LED lighting technology and hemp-based products announced that as of September 8, 2022, its common shares will begin trading on the OTCQB Venture Market® (the "OTCQB Venture Market") under the symbol "CENBF". The OTCQB Venture Market, operated by OTC Markets Group Inc., is for entrepreneurial and development stage U.S. and international companies.

To be eligible to trade on the OTCQB Venture Market, companies must meet certain standards, including being current in their reporting obligations and undergoing an annual verification and management certification process. Companies must also meet $0.01 bid test and may not be in bankruptcy. Investors can find Real-Time quotes and market information for the company on OTC MARKETS.

The Company also announced today that it has begun the process of seeking to complete a name change and planned change in direction. The Company intends to focus on the digital media and technology space and intends to launch technology products, beginning in Fall of 2022. Under the requirements of the Canada Business Corporations Act, the Company intends to hold a Special Shareholder Meeting in the future to allow shareholders to comment and vote on the proposed changes.

“We are thrilled to have the CEN Biotech Inc. shares trade on the OTCQB Venture Market® and begin the process to change our name and direction with the intention to become a leading digital technology company,” said Brian S. Payne, CEO of CEN Biotech Inc. “We believe that this move from the OTC PINK Tier to the OTCQB will allow the Company to continue its growth as a publicly traded company.”

The timing of the name change and planned change of direction is subject to many regulatory and legal requirements of regulators in both Canada and the United States and requires shareholder approval as well. There can be no assurance that CEN will be able to proceed with the foregoing as planned, or at all.

About the Company

CEN Biotech, Inc. is a global holding company focused on the development of digital media and LED lighting technology and hemp-based products. For further information on the Company, please visit our website at www.cenbiotechinc.com. Information about the Company can also be found on the Securities and Exchange Commission’s EDGAR site under the Issuer Profile of “CEN Biotech Inc.”

Cautionary Statement Regarding Forward-Looking Information

This press release contains “forward-looking” statements. In particular, the words “believe,” “may,” “could,” “should,” “expect,” “anticipate,” “estimate,” “project,” “propose,” “plan,” “intend,” and similar conditional words and expressions are intended to identify forward-looking statements. Any statements made in this press release about an action, event or development, are forward-looking statements. These forward-looking statements are only predictions and are subject to certain risks, uncertainties and assumptions, many of which may be beyond control of CEN, that could cause actual results to differ from those in the forward-looking statements. Accordingly, you should not place undue reliance on these forward-looking statements. Although CEN believes that the expectations reflected in the forward-looking statements are reasonable, it can give no assurance that its forward-looking statements will prove to be correct. Potential risks include such factors as the inability to enter into agreements with parties with whom we are in discussions, factors that cannot be predicted with certainty, as well as additional risks and uncertainties that are identified and described in CEN’s reports filed with the Securities and Exchange Commission (the “SEC”). Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from those projected. Actual results may differ materially from the forward-looking statements in this press release. Statements made herein are as of the date of this press release and should not be relied upon as of any subsequent date. CEN does not undertake, and it specifically disclaims, any obligation to update any forward-looking statements to reflect occurrences, developments, events or circumstances after the date of such statement except as required in accordance with applicable laws.

Press Contact

Brian S. Payne

Chief Executive Officer

CEN Biotech Inc.

Direct Phone: (519) 981-0970

Email: brian@cenbiotechinc.com